Legal proceedings	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Legal proceedings

28. Legal proceedings

The Company is a defendant in numerous legal actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management’s assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

a)        Provision for legal proceedings

	Tax litigation	Civil litigation	Labor litigation	Environmental litigation	Total of litigation provision
Balance as of December 31, 2021	456	284	358	7	1,105
Additions and reversals, net	40	38	67	8	153
Payments	(40)	(67)	(56)	(1)	(164)
Indexation and interest	89	26	19	-	134
Transfer to held for sale	(1)	(7)	(2)	-	(10)
Translation adjustment	32	17	25	-	74
Balance as of December 31, 2022	576	291	411	14	1,292
Additions and reversals, net	(8)	70	167	-	229
Payments	(4)	(43)	(93)	(7)	(147)
Indexation and interest	90	39	(5)	7	131
Transfer to payable taxes	(611)	-	-	-	(611)
Translation adjustment	47	23	34	1	105
Balance as of December 31, 2023	90	380	514	15	999

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation on the estimate of the costs that may be required to settle the obligations.

Tax litigations – The transfer to payable taxes refers to the lawsuit filed in 2011 by Valepar (merged by Vale) seeking the right to exclude the amount of dividends received in the form of interest on capital (“JCP”) from the PIS and COFINS tax base. This proceeding is fully guaranteed by a judicial deposit. In December 2023, a judicial decision was issued determining the conversion of part of the judicial deposit to the Government, resulting in the reclassification of the amount to payable taxes.

Civil litigations - Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate related to Vale's operational activities.

Labor litigations - Refers to lawsuits for individual claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations - Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

The lawsuits related to the Brumadinho event (note 25) and the Samarco dam failure (note 26) are presented in its specific notes to these financial statements and, therefore, are not disclosed below.

b)       Contingent liabilities

	December 31, 2023	December 31, 2022
Tax litigations	7,235	6,590
Civil litigations	1,366	1,270
Labor litigations	378	569
Environmental litigations	1,320	1,102
Total	10,299	9,531

The main contingent liabilities, updated by applicable interest rates, for which the likelihood of loss is considered possible are presented by nature as follows. The proceedings related to the Brumadinho event (note 25) and the Samarco dam failure (note 26) are presented in its specific notes to these financial statements.

Tax proceedings - Financial compensation for the exploration of mineral resources (“CFEM”)

The Company is engaged in numerous administrative and judicial proceedings related to the mining royalty known as CFEM. These proceedings arise from assessments by the Brazilian National Mining Agency (“Agência Nacional de Mineração – ANM”, former “DNPM”), which main discussions involve the deduction of taxes, insurance and transportation costs indicated in the corresponding invoice of CFEM payments, in addition to CFEM charges on pellet sales and the revenues from sales made by our foreign subsidiaries. The Company estimates the possible losses resulting from these proceedings to be US$2,132 (R$10,320 million) as of December 31, 2023 (December 31, 2022: US$1,831 (R$9,555 million)).

Tax proceedings – PIS/COFINS

The Company is a party to several claims related to the alleged misuse of PIS and COFINS credits (federal taxes levied on the companies’ gross revenue). Brazilian tax legislation authorizes taxpayers to deduct PIS and COFINS tax credits, such as those referring to the acquisition of inputs for the production process and other items. The tax authorities mainly claim that (i) some credits were not related to the production process, and (ii) the right to use the tax credits was not adequately proven. The Company is discussing the afore mentioned charges related to credits determined as of 2002. The chances of loss related to these lawsuits classified as possible total US$2,198 (R$10,640 million) as of December 31, 2023 (December 31, 2022: US$1,720 (R$8,975 million)).

Tax proceedings – Tax on Services (“ISS”)

The Company is party to several administrative and judicial proceedings related to the collection of ISS in several Brazilian municipalities. The tax authorities’ main allegations for those proceedings are: (i) the tax basis used for computing the tax payable was incorrect; (ii) failure to pay ISS related to third-party property and business management services; and (iii) the incidence of ISS over own goods port handling services (“self-service”). As of December 31, 2023, the total amount of the possible loss is US$738 million (R$3,573 million) (December 31, 2022: US$626 (R$3,268 million).

Tax proceedings – Value added tax on services and circulation of goods (“ICMS”)

The Company is engaged in several administrative and judicial proceedings relating to additional charges of ICMS by the tax authorities of different Brazilian states. In each of these proceedings, the tax authorities claim that (i) misuse of tax credit; (ii) the Company is required to pay the ICMS on acquisition of electricity (iii) operations related to the collection of tax rate differential (“DIFAL”) and (iv) incidence of ICMS on its own transportation. The total amount classified as a possible loss is US$586 (R$2,835 million) as of December 31, 2023 (December 31, 2022: US$558 (R$2,910 million)).

Tax proceedings – Fines arising from offsets not approved for settlement of federal debts

Vale is a party to several assessments by the Brazilian Federal Revenue Service (“RFB”) referring to the imposition of fines of 50% on the value of compensation not approved for the settlement of federal debts. The RFB understands that these offsets were made with undue credits. We are challenging these assessments and the tax offset rejection in other proceedings. The constitutional foundations for charging these fines were discussed in leading cases and, in 2023 September, the STF discussion has become final with victory for the taxpayers to declare the charge unconstitutional. The possible loss of these assessments was changed to remote, and we expect that these fines will be cancelled. As of December 31, 2023, the total amount of fines imposed was US$626 (R$3,032 million) (December 31, 2022: US$524 (R$2,735 million).

Civil proceedings - Environmental licensing of the Company's operations in the State of Pará, Brazil

The Company is a party to several civil proceedings, which are not individually material. Among these processes, the Company is engaged on public civil actions brought by associations representing the Kayapó and Xikrin indigenous communities, in the state of Pará, which seek to suspend the Company’s environmental licenses for Onça Puma (nickel), Salobo (copper) and S11D (iron ore). Those associations claim, among other things, that during the environmental licensing process, the Company did not perform appropriate studies on the impacts from those operations over the surrounding indigenous communities, which were ordinarily processed and approved by the competent licensing bodies.

In 2022, the Company entered into an indemnity agreement with the indigenous communities Xikrin do Cateté and Kayapó, for social and economic compensation. However, the Company is still defending itself against the environmental claims, which likelihood of loss is deemed as possible, however, it is not yet possible to estimate the amount of a potential loss due to the interruption of these operations or any potential agreement to mitigate and compensate.

Environmental proceedings– Environmental licensing of the Company's operations in the States of Minas Gerais and Espírito Santo, Brazil

The Company is a party to a public civil action filed by associations representing the owners of areas near to the Mar Azul, Tamanduá and Capão Xavier mines. The associations are requesting the cancellation of Vale's mining and environmental licenses to operate those mines, mainly claiming that the mining activities are contaminating the water springs in the region. The Company is defending itself against the lawsuit, which it believes that the likelihood of loss is possible, however, it is not yet possible to estimate the amount of a potential loss due to the interruption of these operations or any potential agreement to mitigate and compensate.

In addition, the Company is also a party to public civil actions filed by the Public Ministry of the State of Minas Gerais and by the municipality of Jeceaba requesting the Company to stop disposing tailings at Maravilhas II and III dams (Vargem Grande complex), Forquilhas V (Fábrica complex) and Dam 7 (Viga mine). The Company signed a partial agreement with the municipality from Dam 7. The Company believes that the likelihood of loss is possible, however, it is not yet possible to estimate the amount of a potential loss due to an interruption of these operations or any potential agreement to mitigate and compensate.

Labor litigations – Safety requirements at dams in the State of Pará, Brazil

In March 2022, the Labor Prosecutor's Office of the State of Pará filed two public civil actions requesting an indemnification payment of US$122 (R$590 million) and the adoption of several work safety measures related to the Mirim and Pera Jusante dams to restrict access only to the employees that are strictly necessary at the site. The Company signed an agreement with the Public Ministry and labor unions to close the public civil actions and disbursed US$2 (R$10 million) during the year ending December 31, 2023.

Environmental litigations – Iron ore operations in Itabira

The Company is a party to several environmental proceedings, which are not individually material. Among these processes, the Company is a defendant in two separate actions brought by the municipality of Itabira, in the Brazilian state of Minas Gerais. In the first action, filed in August 1996, the municipality alleges that Vale iron ore operations have caused environmental and social harm, and claims damages with respect to the alleged environmental degradation, as well as the immediate restoration of the affected ecological complex and the performance of compensatory environmental programs in the region. In the second action, filed in September 1996, the municipality of Itabira claims the right to be reimbursed for expenses it has incurred in connection with public services rendered due to mining activities. The damages sought, as adjusted from the date of the claim, amount to approximately US$524 (R$2,538 million) (2022: US$431 (R$2,249 million)).

c) Contingent assets

In 2015, the Company filed a legal proceeding to receive the amounts related to compulsory loans with Eletrobrás. In August 2020, the Company received US$55 (R$301 million) resulting from a favorable decision on part of the claim presented by the Company, and the remaining amount remained under legal discussion. In November 2023, the Company signed an extrajudicial agreement with Eletrobrás to conclude the legal proceedings. Thus, the Company recorded a gain of US$48 as “other assets” in financial position as of December 31, 2023.

d) Judicial deposits

	December 31, 2023	December 31, 2022
Tax litigations	516	945
Civil litigations	122	123
Labor litigations	148	134
Environmental litigations	12	13
Total	798	1,215

e) Guarantees contracted for legal proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$2.7 billion (December 31, 2022: US$2.3 billion) in guarantees for its lawsuits, as an alternative to judicial deposits.

Accounting policy

A provision is recognized when it is considered probable that an outflow of resources will be required to settle the obligation and can be reliably estimated. The liability is accounted against an expense in the income statement. This obligation is updated based on the developments of the judicial process or interest accretion and can be reversed if the expectation of loss is not considered probable due to changes in circumstances or when the obligation is settled.

Legal proceedings

Contingent assets are disclosed when the related economic benefits are probable and are only recognized in the financial statements in the period in which their realization is virtually certain.

Critical accounting estimates and judgments

Legal proceedings are contingent by nature, that is, it will be resolved when one or more future event occurs or fails to occur. Typically, the occurrence or not of such events is outside of the Company’s control. Legal uncertainties involve the application of significant estimates and judgments by management regarding the potential outcomes of future events.